                                                                   EXHIBIT 10.29

                          LOAN MODIFICATION AGREEMENT

         This LOAN MODIFICATION AGREEMENT ("Agreement") is dated and effective as of March 31, 1998, by and among UOL PUBLISHING, INC., COGNITIVE TRAINING ASSOCIATES, INC., IVY SOFTWARE, INC., COOPER & ASSOCIATES, INC., HTR, INC., and UOL LEASING, INC. (collectively, the "Borrowers" and individually a "Borrower"), NARASIMHAN P. KANNAN and CARL N. TYSON (collectively the "Guarantors" and individually a "Guarantor"), and FIRST UNION NATIONAL BANK ("First Union").

                                    RECITALS

                 1. The Borrowers are indebted to First Union under a Promissory Note dated December 15, 1997 in the face amount of $3,000,000 evidencing a line of credit to the Borrowers for working capital (the "Line of Credit").

                 2. The Borrowers are also indebted to First Union under a Promissory Note dated December 15, 1997 in the face amount of $3,000,000, evidencing a term loan to the Borrowers (the "Term Loan").

                 3. On December 15, 1997, First Union and the Borrowers entered into a Loan Agreement setting forth certain obligations of the Borrowers in connection with the Line of Credit and the Term Loan.

                 4. On December 15, 1997, the Borrowers executed in favor of First Union a Security Agreement by which the Borrowers granted to First Union a security interest in their accounts, inventory, equipment and general intangibles (the "Collateral") to secure payment of, among other things, the Term Loan and the Line of Credit.


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                 5.       First Union filed financing statements to perfect its
security interest in the Collateral.

                 6. As of March 30, 1998, there was due on the Line of Credit principal of $2,000,000, and interest of $14,179.19. The per diem is $468.75.

                 7. As of March 30, 1998, there was due on the Term Loan principal of $3,000,000 and interest of $22,976.24. The per diem is $765.63

                 8. On March 27, 1998, the Borrowers and First Union agreed, subject to the execution of the necessary loan documents, to restructure the Borrowers' obligation to First Union under and in connection with the Term Loan and the Line of Credit.

                 9. The Borrowers and First Union are executing this Agreement and the other documents called for in this Agreement pursuant to the letter agreement described in Recital 8 above.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                 1. Recitals. The recitals set forth above are a material part of this Agreement. The Borrowers acknowledge and affirm the truth and accuracy of the recitals set forth above.

                 2. Confirmation and Ratification of Documents. The Borrowers agree that all of the loan documents described in the recitals (collectively, the "Loan Documents") are in full force and effect, and that they shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. The Borrowers agree that First Union's security interest in the Collateral shall remain in full force and effect to secure payment of the Line of Credit and the Term Loan, and performance of other obligations. The Borrowers ratify and confirm their respective obligations under the Loan Documents, and agree that the execution and delivery of this Agreement shall not in any way diminish or invalidate any of their respective


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debts or obligations under the Loan Documents.  All parties consent to the execution and delivery of this Agreement and to all of the provisions of this Agreement to the extent that such provisions may modify the terms and provisions of any of the Loan Documents.

                 3. Payments and Delivery of Documents upon Execution of Agreement. Upon execution of this Agreement:

                          (a)     Subject to Section 4(n) below, the Borrowers
shall pay to First Union all costs and expenses (including but not limited to actual attorneys' fees) incurred by First Union in connection with this Agreement;

                          (b)     The Borrowers shall pay $14,647.69 to First
Union (by debit to the Borrowers' operating account), which First Union shall apply against accrued interest due on the Line of Credit to bring interest current through March 31, 1998;

                          (c)     The Borrowers shall pay $23,741.87 to First
Union (by debit to the Borrowers' operating account), which First Union shall apply against accrued interest due on the Term Loan to bring interest current through March 31, 1998;

                          (d)     The Borrowers shall pay to First Union a
modification fee of $15,000;

                          (e)     The Borrowers and First Union shall execute
the First Allonge to Promissory Note (Line of Credit) in the form attached as Exhibit No. 1;

                          (f)     The Borrowers and First Union shall execute
the First Allonge to Promissory Note (Term Loan) in the form attached as Exhibit No. 2;

                          (g)     Narasimhan P. Kannan shall execute the
Unconditional Guaranty of Payment in the form attached as Exhibit No. 3, guaranteeing payment and performance of the Borrowers' Obligations (as defined in the Promissory Notes described above) to First Union;

                          (h)     Carl N. Tyson shall execute the Unconditioned
Guaranty of Payment in the form attached as Exhibit No. 4, guaranteeing payment and performance of the Borrowers' Obligations (as defined in the Promissory Notes described above) to First Union;


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                          (i)     The Borrowers and First Union shall execute
the First Amendment to Loan Agreement in the form attached as Exhibit No. 5;

                          (j)     The Borrowers and First Union shall execute
the First Amendment to Security Agreement in the form attached as Exhibit No. 6; and

                          (k)     Each Borrower shall deliver to First Union a
General Certificate, with the following attachments: (i) a corporate resolution authorizing the Borrower to execute all documents required to be executed by the Borrower in connection with this transaction; (ii) copies of the Articles of Incorporation and any amendments; (iii) copies of the by-laws, and (iv) an incumbency certificate.

                          (l)     The Borrowers shall deliver to First Union
(i) a copy of the offer letter in the Borrowers' possession to purchase the consulting business of HTR, Inc., and (ii) all documents evidencing the Borrowers' debt to Teletutor.

                 4. Representations and Warranties of the Borrowers. To induce First Union to enter into this Agreement, the Borrowers represent, confirm and warrant to First Union as follows:

                 (a)      Validity.

                          This Agreement constitutes the legal, valid and
binding obligations of the Borrowers and is enforceable in accordance with its terms.

                 (b)      Good Standing.

                          The Borrowers are corporations duly organized,
legally existing and in good standing under the laws of their respective states of incorporation, have the power to own their property and to carry on their businesses and are duly qualified to do business and are in good standing in their respective states of incorporation.

                 (c)      Authority.

                          The Borrowers have full power and authority to enter
into this Agreement, to execute and deliver all documents and instruments required hereunder and thereunder, and to


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incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all necessary corporate action, and no consent or approval of any person, including, without limitation, its members and any governmental authority, which has not been obtained, is required as a condition to the validity or enforceability hereof or thereof.

                 (d)      Financial Condition.

                          Each Borrower is not insolvent (as defined in Section
101(32) of the United States Bankruptcy Code), unable to pay its debts as they mature or engaged in business for which its property is an unreasonably small capital. Each Borrower is not and has not been the subject of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding.

                 (e)      Taxes.

                          Each Borrower has paid or caused to be paid all
federal, state, local and foreign taxes to the extent that such taxes have become due and has filed or caused to be filed all federal, state, local and foreign tax returns which are required to be filed by the Borrower.

                 (f)      Compliance with Other Instruments.

                          Each Borrower is not in violation of any existing
governmental order, rule or regulation applicable to it, or of any agreement or other instrument to which it is a party or by which it or its assets are bound. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement, nor compliance with the terms and provisions of this Agreement, has constituted or resulted in or will constitute or result in a breach of any of the terms, covenants, conditions or provisions of, or will constitute a default under, any deed of trust, instrument, document, agreement or contract of any kind to which any Borrower is a party or by which any Borrower may be bound or subject.

                 (g)      Title to Collateral and Existing Liens on Collateral.


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                          Each Borrower has good and marketable title to the
Collateral that secures its liability to First Union and the Collateral is not subject to any existing liens or encumbrances except those held by First Union.

                 (h)      No Claims, etc.

                          The Borrowers do not have any claims, defenses or
setoffs with respect to the Loan Documents, or with respect to the debt evidenced or secured thereby or with respect to the collection or enforcement of any of the same (and to the extent that any such claim, setoff or defense exists, they are each waived and relinquished in their entirety).

                 (i)      Disclosure.

                          To the best of the knowledge of the Borrowers, all
documents, certificates or statements furnished to First Union by or on behalf of any Borrower in connection with the Loan Documents or this Agreement are true, correct and complete and do not contain any untrue statement of material fact.

                 (j)      Benefit.

                          Each Borrower has derived direct or indirect benefit
from this Agreement and the transactions contemplated hereby.

                 (k)      Interpretation.

                          Each party acknowledges (i) that it has participated
in the negotiation of this Agreement, and that no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; (ii) that it at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement, and that it has had the opportunity to review, analyze, and discuss with its counsel this Agreement, and the underlying factual matters relevant to this Agreement, for a sufficient period of time before the execution and delivery hereof; (iii) that all of the terms of this Agreement were negotiated at arm's-length; (iv) that this


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

Agreement was prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; and (v) that the execution and delivery of this Agreement is the free and voluntary act of each party.

                 (l)      No Representations by First Union.

                          First Union has made no representations or
commitments, oral or written, or undertaken any obligations other than as expressly set forth in this Agreement.

                 (m)      No Default.

                          The Borrowers, to the best of their knowledge, are
not in default under the Loan Documents.

                 (n)      Expenses.

                          Whether or not any of the transactions contemplated
hereby shall be consummated, Borrowers agree to pay to First Union, upon written demand by First Union from time to time, the amount of all expenses, including attorneys' fees and expenses, paid or incurred by First Union in connection with the preparation, or the amendment, modification, extension, renewal, refinancing, supplementation, replacement, waiver, release or termination, of this Agreement or any other Loan Documents or any terms or conditions hereof or thereof or any rights or interests of First Union, Borrowers or any other person relating to any of the foregoing, or otherwise in connection with the extension of credit hereunder. Borrowers agree to pay all expenses in connection with the filing or recordation of all financing statements and other documents as may be required by First Union at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes, filing fees and other costs and taxes incident to recordation of any document in connection herewith, and, if any such expenses shall be paid or incurred by First Union, to pay to First Union upon written demand the amount of such expenses. Borrowers also agree to pay to First Union, upon written demand by First Union, from time to time, interest on the outstanding amount of all expenses paid by First Union referred to in this Subsection, from the date of First Union's


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

demand for payment of such expenses until the same are paid in full, at the highest rate and calculated in the manner provided in the Promissory Notes described above.

                 6.       Additional Waivers by Borrowers.

                          Each Borrower hereby waives, to the extent the same
may be waived under applicable law:

                 (a) notice of acceptance by First Union of this Agreement;

                 (b) all claims, causes of action and rights of Borrower against First Union on account of actions taken or not taken by First Union in the exercise of First Union's rights or remedies hereunder or under any other Loan Documents, or under law, provided that the same did not arise from First Union's gross negligence or willful misconduct;

                 (c) all claims and causes of action of Borrower against First Union for punitive, exemplary or other non-compensatory damages;

                 (d) all rights of redemption of Borrower with respect to any of the Collateral;

                 (e) if First Union seeks to repossess any or all of the Collateral by judicial proceedings, any bonds or demands for possession which otherwise may be required;

                 (f) all rights of Borrower to have marshalled the Collateral or any other security for any of the Obligations;

                 (g) presentment, protest, notice of protest and notice of nonpayment with respect to all of the Obligations;

                 (h) settlement, compromise or release of the obligations of any other person primarily or secondarily liable upon or obligated with respect to any of the Obligations;

                 (i) substitution, impairment, exchange or release of any direct or indirect security for any of the Obligations; and

                 (j) any duty or obligation of First Union to disclose to Borrower any information concerning any other customer or client, or prospective customer or client, of First Union.


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

         Each Borrower agrees that First Union may exercise any or all of its rights and/or remedies hereunder, under the other Loan Documents and under law without resorting to, without regard to, and regardless of the adequacy of, any security or other sources of liability with respect to any of the Obligations.

                 7. Release. The Borrowers each hereby release and forever waive and relinquish all claims, demands, obligations, liabilities and causes of action of whatsoever kind or nature, whether known or unknown, which it has, may have, or might have or assert now or in the future against First Union and its directors, officers, employees, attorneys, agents, successors, predecessors and assigns and any affiliates, subsidiaries or related entities of First Union and their directors, officers, employees, attorneys, agents, successors, predecessors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or begun before the execution of this Agreement.

                 8. Further Assurances and Corrective Instruments. Each Borrower will execute, acknowledge and deliver, from time to time, such supplements hereto and such further instruments and documents as First Union may require in its discretion to evidence any obligation of the Borrower to First Union, to protect, perfect and enforce First Union's interest in any collateral security for such obligations or to facilitate the carrying out of the intentions of the parties to this Agreement.

                 9. Consent to Assignment of Loans and Disclosure of Documents. Each Borrower consents to the sale and assignment by First Union of any or all of First Union's interest in the loans evidenced by the Loan Documents at any time in First Union's sole and absolute discretion. Within fifteen (15) days after any such sale or assignment, First Union shall provide the applicable Borrower with notice of the name of the individual or entity purchasing the loan. In conjunction with any such assignment, each Borrower consents to the disclosure of


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

any and all books, records, files, loan agreements, notes, deeds of trust, guaranties, financing statements, assignments of leases, statements, ledger cards, signature cards, corporate and/or partnership documents, financial statements, leases, appraisals, environmental audits, hazard and liability insurance policies, title insurance policies, loan payment histories, income tax returns, credit analyses, notes, correspondence, internal memoranda, checks, deposit account records and other documents relating to any Loan Document to prospective assignees.

                 10. Power of Attorney. Each Borrower makes, constitutes and appoints First Union and any agent of First Union designated by First Union as its true and lawful attorney-in-fact with full power and authority to endorse, execute and sign for it and in its name all documents and writings which it is required to execute and deliver to First Union under this Agreement, any document executed in connection with this Agreement or the Loan Documents, which First Union deems necessary or appropriate to perfect, preserve, protect, or enforce First Union's security interest or rights under this Agreement or the Loan Documents.

                 11.      Miscellaneous.

                 (a)      Future Restructure.

                          The Borrowers agree that (i) First Union has no
obligation whatsoever to discuss, negotiate, or to agree to any restructuring of the Line of Credit or the Term Loan, or any modification, amendment, restructuring or reinstatement of the Loan Documents, as amended by this Agreement and the documents executed in connection with this Agreement, or, except as expressly provided in this Agreement and the documents executed in connection with this Agreement, to forbear from exercising its rights and remedies under the Loan Documents, as amended by this Agreement and the documents executed in connection with this Agreement and (ii) if there are any future discussions among First Union and the Borrowers concerning any such restructuring, modification, amendment, or reinstatement, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement, or understanding with respect to the Line of Credit or the Term Loan, the Loan Documents, as amended by this Agreement and


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

the documents executed in connection with this Agreement, the Collateral or any aspect thereof shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced to writing and signed by the authorized representatives of the Borrowers, and that none of the Borrowers shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this subsection.

                 (b)      Waivers by First Union.

                          Neither any failure nor any delay on the part of
First Union in exercising any right, power or remedy under this Agreement, the Loan Documents, or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercises thereof or the exercise of any other right, power or remedy. No waiver or forbearance by First Union as to any Borrower shall waive or release any rights or claims which First Union may now have or hereafter have against any other person, firm or individual. First Union reserves all rights except to the extent expressly provided herein.

                 (c)      Modifications.

                          No modification or waiver of any provision of this
Agreement or the Loan Documents, and no consent by First Union to any departure by any Borrower therefrom shall in any event be effective unless the modification, waiver or consent shall be in writing. Any such waiver or consent shall be effective only in the specific instance or for the purpose for which given. No notice to or demand upon any Borrower in any case shall entitle any Borrower to any other or further notice or demand in the same, similar or other circumstances.

                 (d)      No Release or Discharge.

                          Nothing set forth in this Agreement is intended to or
shall act to nullify, discharge or release any obligation of any Borrower or to waive or release any collateral given to First Union, nor shall this Agreement be deemed or considered to operate as a novation of any of the Loan Documents or any obligation thereunder. Except to the extent of any express conflict with this Agreement, each and all of the terms and conditions of the Loan Documents shall


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

remain in full force and effect. Nothing in this Agreement shall be construed to release or discharge the parties from any of their obligations to First Union arising out of the Loan Documents and the parties reaffirm their indebtedness to First Union under the Loan Documents.

                 (e)      No Intent to Supersede.

                          Nothing contained in this Agreement is intended to
supersede the terms and conditions of the Loan Documents, except to the extent that the terms and conditions of this Agreement and the documents to be executed contemporaneously with this Agreement are inconsistent with the terms and conditions of the Loan Documents.

                 (f)      Applicable Law.

                          The performance, construction and enforcement of this
Agreement shall be governed by the laws of the Commonwealth of Virginia.

                 (g)      Survival; Successors and Assigns.

                          All covenants, agreements, representations and
warranties made herein and in the Loan Documents shall continue in full force and effect. Whenever in this Agreement any of the parties is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of any Borrower which are contained in this Agreement and the Loan Documents shall inure to the benefit of First Union and its successors and assigns. No Borrower may assign this Agreement or any of its rights hereunder.

                 (h)      Severability.

                          If any term, provision or condition, or any part
thereof, of this Agreement or of the Loan Documents shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition or any other term, provision or condition, and this Agreement and the Loan Document shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.


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

                 (i)      Merger and Integration.

                          This Agreement, the Loan Documents and any documents
or instruments to be delivered in accordance with this Agreement contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or any employee, officer, agent or attorney of any party hereto, shall be valid or binding.

                 (j)      Headings.

                          The headings and subheadings contained in the titling
of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

                 (k)      Gender, Singular.

                          All references made (a) in the neuter, masculine or
feminine gender shall be deemed to have been made in all such genders, and (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

                 (l)      Time of Essence.

                          Time is of the essence of this Agreement.

                 12.      Notices.

                          Any notices required or permitted by this Agreement
or the Loan Documents shall be in writing and shall be deemed delivered if hand delivered or delivered by certified mail, postage prepaid, return receipt requested, or by telecopy or telegraph as follows, unless such address is changed by written notice hereunder:

         If to the Borrowers:

                          UOL Publishing, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


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

                          Cognitive Training Associates, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO

                          Ivy Software, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO

                          Cooper & Associates, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO

                          HTR, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO

                          UOL Leasing, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO

         If to the Guarantors:

                          Narasimhan P. Kannan
                          c/o UOL Publishing, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102

                          Carl N. Tyson
                          c/o UOL Publishing, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102

         If to First Union National Bank :

                          Stephen H. MacNabb
                          Senior Vice President
                          First Union National Bank
                          1970 Chain Bridge Road
                          McLean, Virginia  22102

                 with a copy to:

                          David S. Musgrave, Esquire
                          Piper & Marbury L.L.P.
                          36 South Charles Street
                          Baltimore, Maryland  21201

         13. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

         14. Waiver of Jury Trial. THE BORROWERS WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND ARISING FROM OR RELATING TO THIS AGREEMENT AND THE OBLIGATIONS

EVIDENCED HEREBY. THE BORROWERS ACKNOWLEDGE THAT THEY MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR CHOICE. THE BORROWERS AGREE THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF COMPETENT JURISDICTION, WITHOUT A JURY.

         15. Binding Effect. This Agreement shall have no effect at law or equity unless and until First Union has executed this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed, this Agreement under seal as of the date first written above.

WITNESS:                             UOL PUBLISHING, INC.


                                  By:                             (SEAL)
-----------------------------        -----------------------------
                                     Carl N. Tyson, President


                                     COGNITIVE TRAINING ASSOC., INC.


                                  By:                             (SEAL)
-----------------------------        -----------------------------
                                     Carl N. Tyson, President


                                     IVY SOFTWARE, INC.


                                  By:                             (SEAL)
-----------------------------        -----------------------------
                                     Carl N. Tyson, President


                           (signatures on next page)

                                  COOPER & ASSOCIATES, INC.


                                  By:                             (SEAL)
----------------------------         -----------------------------
                                     Carl N. Tyson, President


                                     HTR, INC.


                                  By:                             (SEAL)
----------------------------         -----------------------------
                                     Carl N. Tyson, President


                                     UOL LEASING, INC.


                                  By:                             (SEAL)
----------------------------         -----------------------------
                                     Carl N. Tyson, President


                                                                  (SEAL)
----------------------------         -----------------------------
                                     NARASIMHAN P. KANNAN


                                                                  (SEAL)
----------------------------         -----------------------------
                                     CARL N. TYSON


                                     FIRST UNION NATIONAL BANK


                                  By:                             (SEAL)
----------------------------         -----------------------------
                                     Stephen H. MacNabb
                                     Senior Vice President

                     FIRST AMENDMENT TO SECURITY AGREEMENT

         This FIRST AMENDMENT TO SECURITY AGREEMENT (this "First Amendment") is effective the 31st day of March, 1998, by and among FIRST UNION NATIONAL BANK (the "Bank"), and UOL PUBLISHING, INC., COGNITIVE TRAINING ASSOCIATES, INC., IVY SOFTWARE, INC., COOPER & ASSOCIATES, INC., HTR, INC., and UOL LEASING, INC. (collectively, the "Borrower" and individually a "Borrower").

                                    RECITALS

         1. The Borrower and the Bank entered into a Security Agreement dated December 15, 1997, in connection with the extension of credit by the Bank to the Borrower.

         2. The Borrower has requested that the Bank modify the terms of the Security Agreement and the Bank is agreeable to doing so subject to the terms and conditions set forth herein and in a Loan Modification Agreement executed contemporaneously with this First Amendment (the "Loan Modification Agreement").

         NOW, THEREFORE, in consideration of the foregoing, the Borrower and the Bank agree that the Security Agreement is amended as follows:

         1. Attorneys' Fees and Other Costs of Collection. The section of the Security Agreement entitled "ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION" is deleted in its entirety and replaced with the following:

                          In addition to any expenses which Debtor has agreed
                 to pay under and in connection with the Obligations, Debtor shall pay all of Bank's expenses, incurred in enforcing this Agreement and in preserving and liquidating the Collateral, including, but not limited to, arbitration, attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration or administrative proceeding, or in any appellate or bankruptcy proceeding.

         2. Remedies Upon Default. The section entitled "REMEDIES UPON DEFAULT" is hereby amended to add the following additional remedies:

                 (a) Enforce its rights against the Collateral by collecting or liquidating all or any part of the Collateral or selling, assigning, leasing, renting, licensing or otherwise disposing of all or any part of the Collateral or any interest therein, at the same or different times, at public or private sale or disposition, or otherwise.

                 (b) Establish and maintain at Bank, subject to Bank's customary arrangements and charges therefor as established by Bank from time to time, a repayment account, which shall be under the exclusive control of and subject to the sole order of Bank, and require Borrower to deposit in the repayment account, not later than the first banking day following the day on which the same are received by Borrower, as a tender of payment of the Obligations or as security for any contingent or future Obligations, all cash, checks, drafts, money orders and other items of payment constituting Collateral, or collections or other proceeds of Collateral.

                 (c) Institute any proceeding or proceedings to enforce the Obligations and any liens in favor of Bank.

                 (d) Notify postal authorities to change the address for delivery of mail addressed to Borrower to such address as Bank may designate and receive, open and dispose of all mail addressed to Borrower.

                 (e) Endorse Borrower's name on any promissory notes or other instruments, acceptances, checks, drafts, money orders or other items of payment constituting Collateral, or collections or other proceeds of Collateral, that may come into Bank's possession or control from time to time.

                 (f) Sign Borrower's name on any invoices to, drafts against and other notices and documents to account debtors or other obligors of Borrower and requests for verification of accounts and other amounts which may be due to Borrower.

                 (g) Execute proofs of claim and loss on behalf of Borrower.

                 (h) Apply all Collateral and proceeds of Collateral delivered to Bank or coming into Bank's possession or control from time to time to any of the Obligations, or hold the same as security for any contingent or future Obligations.

                 (i) At Borrower's expense, continue or complete, or cause to be continued or completed, performance of Borrower's obligations under any contracts of Borrower.

                 (j) Use, operate, manage, control and exercise all rights of Borrower relating to, the Collateral and any other assets of Borrower, and collect all income and revenues therefrom.

                 (k) Terminate, or cease extending credit under, any or all outstanding commitments or credit accommodations of Bank to Borrower.

                 (l) Take exclusive possession of any or all of the Collateral from time to time and/or place a custodian in exclusive possession of any or all of the Collateral from time to time and, so far as Borrower may give authority therefor, enter upon any premises on which any of the Collateral may be situated and remove the same therefrom, Borrower hereby waiving any and all rights to prior notice and to judicial hearing with respect to repossession of Collateral, and/or require Borrower, at Borrower's expense, to assemble and deliver any or all of the Collateral to such place or places as Bank may reasonably request.

                 (m) With respect to any accounts, notes, instruments, chattel paper, tax refunds, contract rights, general intangibles or other debts or liabilities payable to Borrower securing the Obligations, notify any account debtors and other obligors thereon to make payments thereon directly to Bank, take control of the cash and noncash proceeds thereof, demand, collect, sue for and receive any money or property at any time due, payable or receivable on account thereof, compromise and settle with any person liable thereon, and extend the time of payment or otherwise change the terms thereof, without incurring liability or responsibility therefor to Borrower.

         3. No Novation. All of the terms, covenants and conditions of the Security Agreement shall continue in full force and effect, as amended by this First Amendment. This First Amendment is not intended to be, and shall not constitute, a substitution or novation of the Security Agreement.

         4. Renewal of Covenants and Agreements. The Borrower renews its covenant and agreement to perform, comply with and be bound by each and every of the other terms and provisions of the Security Agreement, as amended by this First Amendment.

         5. Successors and Assigns. Each and every of the terms and provisions of this First Amendment shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, personal representatives and assigns.

         IN WITNESS WHEREOF, the Borrower has caused this First Amendment to be executed under seal as of the date first written above.

WITNESS:                                UOL PUBLISHING, INC.


                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Carl N. Tyson, President


                                        COGNITIVE TRAINING ASSOC., INC.


                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Carl N. Tyson, President


                                        IVY SOFTWARE, INC.


                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Carl N. Tyson, President


                                        COOPER & ASSOCIATES, INC.


                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Carl N. Tyson, President

                      (Signatures continued on next page)

                                       HTR, INC.


                                    By:                             (SEAL)
-------------------------------        -----------------------------
                                       Carl N. Tyson, President



                                       UOL LEASING, INC.


                                    By:                             (SEAL)
-------------------------------        -----------------------------
                                       Carl N. Tyson, President


                                       FIRST UNION NATIONAL BANK


                                    By:                             (SEAL)
-------------------------------        -----------------------------
                                       Stephen H. MacNabb
                                       Senior Vice President

                       FIRST AMENDMENT TO LOAN AGREEMENT

         This FIRST AMENDMENT TO LOAN AGREEMENT (this "First Amendment") is effective the 31st day of March, 1998, by and among FIRST UNION NATIONAL BANK (the "Bank"), and UOL PUBLISHING, INC., COGNITIVE TRAINING ASSOCIATES, INC., IVY SOFTWARE, INC., COOPER & ASSOCIATES, INC., HTR, INC., and UOL LEASING, INC. (collectively, the "Borrower" and individually a "Borrower").

                                    RECITALS

         1. The Borrower and the Bank entered into a Loan Agreement dated December 15, 1997, in connection with the extension of credit by the Bank to the Borrower.

         2. The Borrower has requested that the Bank modify the terms of the Loan Agreement and the Bank is agreeable to doing so subject to the terms and conditions set forth herein and in a Loan Modification Agreement executed contemporaneously with this First Amendment (the "Loan Modification Agreement").

         NOW, THEREFORE, in consideration of the foregoing, the Borrower and the Bank agree that the Loan Agreement is amended as follows:

         1. Affirmative Covenants. The section of the Loan Agreement entitled "AFFIRMATIVE COVENANTS" is amended to add the following additional affirmative covenants:

                          (a) The Borrower shall raise at least $5,300,000 of
                 new cash equity capital no later than April 15, 1998, and shall provide written proof to the Bank no later than April 15, 1998 that the Borrower has raised this new equity capital.

                          (b) The Borrower shall pay down the Line of Credit
                 (as defined in the Loan Modification Agreement), not later than April 15, 1998, to the lesser of $1,500,000 or the Borrowing Base (as such term is amended by this First Amendment).

                          (c) The Borrower shall use its best efforts to raise
                 an additional $2,700,000 in cash equity capital on or before September 30, 1998.

         2. Negative Covenants. The section of the Loan Agreement entitled "NEGATIVE COVENANTS" is amended to add the following additional negative covenant: "The Borrower shall not pay any fees, compensation or similar payments due to Friedman, Billings, Ramsey and Co., Inc. in connection with any equity capital raised by the Borrower in 1998, until the Term Loan (as defined in the Loan Modification Agreement) is paid in full."

         3. Financial Covenants. The section of the Loan Agreement entitled "FINANCIAL COVENANTS" is deleted in its entirety and replaced by the following:

                          Borrower agrees to comply with the following
                 financial covenants until payment in full of the Obligations:

                          (a) Liquidity Requirement - Effective March 31, 1998
                 through June 29, 1998, Borrower shall maintain at all times unencumbered Liquid Assets of not less than $1,500,000. Effective June 30, 1998 through December 30, 1998, Borrower shall maintain at all times unencumbered Liquid Assets of not less than $1,000,000. Effective December 31, 1998 and at all times thereafter, Borrower shall maintain unencumbered Liquid Assets of not less than $2,000,000. "Liquid Assets" shall mean the sum of all cash, time deposits and marketable securities of the Borrower.

                          (b) Tangible Net Worth - Effective March 31, 1998
                 through September 29, 1998, Borrower shall maintain at all times a Tangible Net Worth of at least $2,000,000. Effective September 30, 1998 through December 30, 1998, Borrower shall maintain at all times a Tangible Net Worth of at least $3,750,000. Effective

                 December 31, 1998 and at all times thereafter, Borrower shall maintain a Tangible Net Worth of at least $6,000,000. "Tangible Net Worth" shall mean the Borrower's total assets (not including any intangible assets of Borrower, including, without limitation, good will, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names, and the aggregate amount of any investments (excluding marketable securities), loans, and advances made by Borrower and its subsidiaries) minus total liabilities (which shall include fully subordinated debt).

                          (c) Total Liabilities to Tangible Net Worth Ratio -
                 Effective March 31, 1998 through September 29, 1998, Borrower shall at all times maintain this ratio at not more than 5.00 to 1.00. Effective September 30, 1998 through December 30, 1998, Borrower shall at all times maintain this ratio at not more than 3.50 to 1.00. Effective December 31, 1998 and at all times thereafter, Borrower shall at all times maintain this ratio at not more than 2.00 to 1.00. For purposes of this computation, "Total Liabilities" shall mean all of Borrower's liabilities, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of Borrower's balance sheet, in accordance with Generally Accepted Accounting Principles applied on a consistent basis.

                          (d) Funded Debt to Earnings Before Interest, Taxes,
                 Depreciation and Amortization Ratio - Effective June 30, 1998 through September 29, 1998, the Borrower shall at all times maintain this ratio at not more than 12.00 to 1.00. Effective

                 September 30, 1998 through December 30, 1998, Borrower shall at all times maintain this ratio at not more than 2.50 to
                 1.00. Effective December 31, 1998 and at all times thereafter, Borrower shall maintain this ratio at not more than 1.50 to 1.00. "Funded Debt" shall mean current and long term notes payable and capital leases. "Earnings" shall mean net operating income.

                          (e) Loans and Advances - Effective March 31, 1998
                 through December 30, 1998, Borrower shall not have outstanding at any time loans or advances, except for ordinary course of business travel and expense advances, to any person or entity which total more than $134,000 in the aggregate. Effective December 31, 1998, and at all times thereafter, Borrower shall not have outstanding at any time loans or advances, except for ordinary course of business travel and expense advances, to any person or entity which total more than $66,000 in the aggregate.

                          (f) Limitation on Debt - Except for loans from other
                 lenders up to an aggregate amount of $500,000, and except for loans from the Bank, Borrower shall not, directly or indirectly, create, incur, assume or become liable for, any debt or capitalized leases.

         5. Borrowing Base. The second paragraph of the section of the Loan Agreement entitled "BORROWING BASE" is deleted in its entirety and replaced by the following:

                          The Maximum Principal Amount shall be an amount equal
                 to 80% of the net amount of Eligible Accounts less than or equal to 90 days from the original invoice date, less the amount of any Reserve required by the Bank.

         6. Borrowing Base. The fourth paragraph of the section of the Loan Agreement entitled "BORROWING BASE" is deleted in its entirety

         7. No Novation. All of the terms, covenants and conditions of the Loan Agreement shall continue in full force and effect, as amended by this First Amendment. This First Amendment is not intended to be, and shall not constitute, a substitution or novation of the Loan Agreement.

         8. Renewal of Covenants and Agreements. The Borrower renews its covenant and agreement to perform, comply with and be bound by each and every of the other terms and provisions of the Loan Agreement, as amended by this First Amendment.

         9. Successors and Assigns. Each and every of the terms and provisions of this First Amendment shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, personal representatives and assigns.

         IN WITNESS WHEREOF, the Borrower has caused this First Amendment to be executed under seal as of the date first written above.

WITNESS:                              UOL PUBLISHING, INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President


                                      COGNITIVE TRAINING ASSOC., INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President

                                      IVY SOFTWARE, INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President


                                      COOPER & ASSOCIATES, INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President



                                      HTR, INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President



                                      UOL LEASING, INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President


                                      FIRST UNION NATIONAL BANK


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Stephen H. MacNabb
                                      Senior Vice President

                                   IMPORTANT
           THIS ALLONGE TO PROMISSORY NOTE AMENDS AN INSTRUMENT WHICH
        CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A
         WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS
         THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT FURTHER
                                     NOTICE

               FIRST ALLONGE TO PROMISSORY NOTE (LINE OF CREDIT)

         This FIRST ALLONGE TO PROMISSORY NOTE (LINE OF CREDIT) (this "Allonge") is effective the 31st day of March, 1998, by and among FIRST UNION NATIONAL BANK (the "Bank"), and UOL PUBLISHING, INC., COGNITIVE TRAINING ASSOCIATES, INC., IVY SOFTWARE, INC., COOPER & ASSOCIATES, INC., HTR, INC., and UOL LEASING, INC. (collectively, the "Borrower" and individually a "Borrower").

                                    RECITALS

         1. The Borrower is indebted to the Bank (the "Line of Credit") pursuant to a Promissory Note (the "Note") dated December 15, 1997, in the face amount of $3,000,000.

         2. The Borrower has requested that the Bank modify the terms of the Note and the Bank is agreeable to doing so subject to the terms and conditions set forth herein and in a Loan Modification Agreement executed contemporaneously with this Allonge (the "Loan Modification Agreement").

         NOW, THEREFORE, in consideration of the foregoing, the Borrower and the Bank agree that the Note is amended as follows:

         1. Amount of Line of Credit. The first full paragraph on page one of the Note is deleted in its entirety, and replaced by the following:

                          Borrower promises to pay to the order of Bank, in
                 lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the Line of Credit Amount or such sum as may be advanced and outstanding from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note"). The Line of Credit Amount shall mean $2,000,000 up to and including April 14, 1998 and, thereafter at all times, $1,500,000.

         2. Interest Rate. In the section of the Note entitled "INTEREST RATE", the number "2.75%" is changed to "3.75%".

         3. Attorneys' Fees and Other Collection Costs. The section of the Note entitled "ATTORNEYS' FEES AND OTHER COLLECTION COSTS" is deleted in its entirety and replaced with the following:

                          Borrower agrees to pay to Bank, upon written demand
                 by Bank from time to time, the amount of all expenses, including attorneys' fees and expenses, paid or incurred by Bank

                          (a) after any of the Obligations are not paid when
                 due (whether by demand, stated maturity, acceleration or otherwise) or a Default under, or as defined in, this Note or any of the other Loan Documents shall occur, in exercising or enforcing or consulting with counsel concerning any of its rights hereunder, under the other Loan Documents or under law, or

                          (b) in defending any and all non-meritorious or
                 previously waived demands, claims, counterclaims, cross-claims, causes of action, litigation and proceedings of every kind and nature asserted, commenced or instituted against Bank, or any of Bank's officers, directors or employees, by Borrower, any subsidiary or any other obligor on account of, as a result of or relating to, any action taken or not taken by Bank in connection with the Line of Credit, any other of the Obligations, the Collateral or the enforcement or exercise by Bank of any rights or remedies of Bank under this Note, under any of the other Loan Documents or under law.

                          Borrower also agrees to pay to Bank, upon written
                 demand by Bank from time to time, interest on the outstanding amount of such expenses paid by Bank, from the date of Bank's demand for payment of such expenses until the same are paid in full, at the highest rate and calculated in the manner provided in the Note.

         5. Financial and Other Information. The first sentence in the section of the Note entitled "FINANCIAL AND OTHER INFORMATION" is amended to add the following clause at the beginning of the sentence: "In addition to the financial information which the Loan Agreement requires the Borrower to provide to the Bank".

         6.      Line of Credit Advances.   The second sentence in the section
of the Note entitled "LINE OF CREDIT ADVANCES" is changed to read as follows:
"Bank's obligation to make Advances under this Note and the Line of Credit shall terminate upon the occurrence of a Default (and regardless of whether (a) the Bank has given notice to the Borrower of the Default and (b) any cure period following notice has expired).

         7. No Novation. All of the terms, covenants and conditions of the Note shall continue in full force and effect, as amended by this Allonge. This Allonge is not intended to be, and shall not constitute, a substitution or novation of the Note.

         8. Renewal of Covenants and Agreements. The Borrower renews its covenant and agreement to pay the indebtedness evidenced by the Note in accordance with the terms and provisions thereof, as amended by this Allonge. The Borrower further renews its covenant and agreement to perform, comply with and be bound by each and every of the other terms and provisions of the Note, as amended by this Allonge, each and every of the terms and provisions of the other loan documents relating to the Line of Credit (the "Loan Documents"), as amended by the Loan Modification Agreement and any other documents executed in connection with the Loan Modification Agreement which relate to the Line of Credit.

         9. Representations. The Borrower represents, warrants and agrees that the statements set forth in the Recitals of this Allonge are true and correct. The Borrower further represents, warrants and agrees that (i) there are no claims, defenses or setoffs with respect to the Note, as amended by this Allonge or with respect to the indebtedness evidenced or secured thereby or with respect to the collection or enforcement of any of the same; (ii) no Default has occurred and is continuing under the Note, as amended by this Allonge; (iii) the Bank has made no representations or commitments, oral or written, or undertaken any obligations other than as expressly set forth in this Allonge or in the Loan Modification Agreement and (iv) each and every of the provisions of the Note, as amended by this Allonge, and each and every of the provisions of all Loan Documents are, and shall remain, in full force and effect and lawful and binding obligations of the Borrower and enforceable in accordance with their respective terms.

         10. Successors and Assigns. Each and every of the terms and provisions of this Allonge shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, personal representatives and assigns.

         IN WITNESS WHEREOF, the Borrower has caused this Allonge to be executed under seal as of the date first written above.

WITNESS:                                UOL PUBLISHING, INC.


                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Carl N. Tyson, President

                      (Signatures continued on next page)

                                        COGNITIVE TRAINING ASSOC., INC.

                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Carl N. Tyson, President


                                        IVY SOFTWARE, INC.


                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Carl N. Tyson, President


                                        COOPER & ASSOCIATES, INC.


                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Carl N. Tyson, President


                                        HTR, INC.


                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Carl N. Tyson, President



                                        UOL LEASING, INC.


                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Carl N. Tyson, President


                                        FIRST UNION NATIONAL BANK

                                     By:                             (SEAL)
--------------------------------        -----------------------------
                                        Stephen H. MacNabb
                                        Senior Vice President

                                   IMPORTANT
           THIS ALLONGE TO PROMISSORY NOTE AMENDS AN INSTRUMENT WHICH
        CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A
         WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS
         THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT FURTHER
                                     NOTICE


                  FIRST ALLONGE TO PROMISSORY NOTE (TERM LOAN)

         This FIRST ALLONGE TO PROMISSORY NOTE (TERM LOAN) (this "Allonge") is effective the 31st day of March, 1998, by and among FIRST UNION NATIONAL BANK (the "Bank"), and UOL PUBLISHING, INC., COGNITIVE TRAINING ASSOCIATES, INC., IVY SOFTWARE, INC., COOPER & ASSOCIATES, INC., HTR, INC., and UOL LEASING, INC. (collectively, the "Borrower" and individually a "Borrower").

                                    RECITALS

         1. The Borrower is indebted to the Bank (the "Term Loan") pursuant to a Promissory Note (the "Note") dated December 15, 1997, in the face amount of $3,000,000.

         2. The Borrower has requested that the Bank modify the terms of the Note and the Bank is agreeable to doing so subject to the terms and conditions set forth herein and in a Loan Modification Agreement executed contemporaneously with this Allonge (the "Loan Modification Agreement").

         NOW, THEREFORE, in consideration of the foregoing, the Borrower and the Bank agree that the Note is amended as follows:

         1. Interest Rate: In the section of the Note entitled "INTEREST RATE", the number "3.50%" is changed to "3.75%".

         2. Repayment Terms. The section of the Note entitled "REPAYMENT TERMS" is deleted in its entirety and replaced with the following:

                          This Note shall be due and payable in consecutive
                 monthly payments of accrued interest only commencing on January 31,

                 1998, and on the last day of each month thereafter until fully paid. The Borrower shall make the following principal payments to the Bank on this Note:

                          (a) $500,000 on or before May 15, 1998;

                          (b) $1,000,000 on or before July 15, 1998;

                          (c) in addition to the principal payments set forth
                 in (a) and (b) above, an amount up to $485,750 on or before May 15, 1998, if the Borrower executes a written agreement modifying, restructuring, or extending its debt to Teletutor, which agreement reduces the cash payment which the Borrower is required to make to Teletutor on or before May 15, 1998; and

                          (d) in addition to the principal payments set forth
                 in (a), (b) and (c) above, an amount equal to all net sale proceeds of the consulting business of HTR, Inc., which, based on an existing offer letter, the Borrower estimates to be in the amount of $700,000, and which the Borrower shall pay to the Bank at closing on the sale.

                          In any event, all principal and accrued interest
                 shall be due and payable on November 15, 1998.

         3. Facility Fee. The section of the Note entitled "FACILITY FEE" is deleted in its entirety and replaced with the following: "Borrower shall pay Bank a facility fee of 1% of the amount of each principal payment due under this Note, which facility fee shall be payable contemporaneously with the delivery by the Borrower of the principal payment."

         4. Attorneys' Fees and Other Collection Costs. The section of the Note entitled "ATTORNEYS' FEES AND OTHER COLLECTION COSTS" is deleted in its entirety and replaced with the following:

                          Borrower agrees to pay to Bank, upon written demand
                 by Bank from time to time, the amount of all expenses, including attorneys' fees and expenses, paid or incurred by Bank

                          (a) after any of the Obligations are not paid when
                 due (whether by demand, stated maturity, acceleration or otherwise) or a Default under, or as defined in, this Note or any of the other Loan Documents shall occur, in exercising or enforcing or consulting with counsel concerning any of its rights hereunder, under the other Loan Documents or under law, or

                          (b) in defending any and all non-meritorious or
                 previously waived demands, claims, counterclaims, cross-claims, causes of action, litigation and proceedings of every kind and nature asserted, commenced or instituted against Bank, or any of Bank's officers, directors or employees, by Borrower, any subsidiary or any other obligor on account of, as a result of or relating to, any action taken or not taken by Bank in connection with the Term Loan, any other of the Obligations, the Collateral or the enforcement or exercise by Bank of any rights or remedies of Bank under this Note, under any of the other Loan Documents or under law.

                          Borrower also agrees to pay to Bank, upon written
                 demand by Bank from time to time, interest on the outstanding amount of such expenses paid by Bank, from the date of Bank's demand for payment of such expenses until the same are paid in full, at the highest rate and calculated in the manner provided in the Note.

         5. Financial and Other Information. The first sentence in the section of the Note entitled "FINANCIAL AND OTHER INFORMATION" is amended to add the following clause at the beginning of the sentence: "In addition to the financial information which the Loan Agreement requires the Borrower to provide to the Bank,". In addition, the following sentence is added to the end of the section of the Note entitled "FINANCIAL AND OTHER INFORMATION": "The Borrower shall provide to the Bank a copy, when executed, of any agreement for the sale of the consulting business of HTR, Inc. and shall provide to the Bank a copy, when executed, of any written agreement modifying, restructuring, or extending the Borrower's debt to Teletutor.

         6. No Novation. All of the terms, covenants and conditions of the Note shall continue in full force and effect, as amended by this Allonge. This Allonge is not intended to be, and shall not constitute, a substitution or novation of the Note.

         7. Renewal of Covenants and Agreements. The Borrower renews its covenant and agreement to pay the indebtedness evidenced by the Note in accordance with the terms and provisions thereof, as amended by this Allonge. The Borrower further renews its covenant and agreement to perform, comply with and be bound by each and every of the other terms and provisions of the Note, as amended by this Allonge, each and every of the terms and provisions of the other loan documents relating to the Term Loan (the "Loan Documents"), as amended by the Loan Modification Agreement and any other documents executed in connection with the Loan Modification Agreement which relate to the Term Loan.

         8. Representations. The Borrower represents, warrants and agrees that the statements set forth in the Recitals of this Allonge are true and correct. The Borrower further represents, warrants and agrees that (i) there are no claims, defenses or setoffs with respect to the Note, as amended by this Allonge or with respect to the indebtedness evidenced or secured thereby or with respect to the collection or enforcement of any of the same; (ii) no Default has occurred and is continuing under the Note, as amended by this Allonge; (iii) the Bank has made no representations or commitments, oral or written, or undertaken any obligations other than as expressly set forth in this Allonge or in the Loan Modification Agreement and (iv) each and every of the provisions of the Note, as amended by this Allonge, and each and every of the provisions of all Loan Documents are, and shall remain, in full force and effect and lawful and binding obligations of the Borrower and enforceable in accordance with their respective terms.

         9. Successors and Assigns. Each and every of the terms and provisions of this Allonge shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, personal representatives and assigns.

         IN WITNESS WHEREOF, the Borrower has caused this Allonge to be executed under seal as of the date first written above.

WITNESS:                              UOL PUBLISHING, INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President


                                      COGNITIVE TRAINING ASSOC., INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President


                                      IVY SOFTWARE, INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President

                      (signatures continued on next page)

                                      COOPER & ASSOCIATES, INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President


                                      HTR, INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President


                                      UOL LEASING, INC.


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Carl N. Tyson, President


                                      FIRST UNION NATIONAL BANK


                                   By:                             (SEAL)
------------------------------        -----------------------------
                                      Stephen H. MacNabb
                                      Senior Vice President